Exhibit 99.4

1 SECOND QUARTER 2021 EARNINGS CONFERENCE CALL AUGUST 4, 2021

FORWARD LOOKING INFORMATION & OTHER INFORMATION 2 This press release contains forward - looking statements . Statements in this press release that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients, including as a result of the novel coronavirus pandemic (“COVID - 19 ”) ; • the effects of the outbreak of COVID - 19 , including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties ; • an inability to realize expected benefits of the redomiciliation of the Company from the federal jurisdiction of Canada to the State of Delaware (the “ Redomiciliation ”) and the subsequent combination of the Company’s business with the business of the subsidiaries of Stagwell Media LP (“ Stagwell ”) that own and operate a portfolio of marketing services companies (the “Business Combination” and, together with the Redomiciliation , the “Transactions”) or the occurrence of difficulties in connection with the Transactions ; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs ; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions ; • the impact of uncertainty associated with the Transactions on the Company’s businesses ; • direct or indirect costs associated with the Transactions, which could be greater than expected ; • risks associated with severe effects of international, national and regional economic conditions ; • the risk of parties challenging the Transactions or the impact of the Transactions on the Company’s debt arrangements ; • the Company’s ability to attract new clients and retain existing clients ;

FORWARD LOOKING INFORMATION & OTHER INFORMATION 3 • reduction in client spending and changes in client advertising, marketing and corporate communications requirements ; • financial failure of the Company’s clients ; • the Company’s ability to retain and attract key employees ; • the Company’s ability to achieve the full amount of its stated cost saving initiatives ; • the Company’s implementation of strategic initiatives ; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration ; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities ; and • foreign currency fluctuations . Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors out lined in more detail in the Company’s 2020 Form 10 - K, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2021 and accessible on the SEC’s website at www .sec.gov., under the caption “Risk Factors,” and in the Company’s other SEC filings.

4 SECOND QUARTER 2021 FINANCIAL RESULTS

SECOND QUARTER & SIX MONTHS ENDED JUNE 30, 2021 FINANCIAL HIGHLIGHTS 5 GAAP Revenue ▪ Q2 2021 GAAP revenue of $209.6 million reported quarter on quarter growth of $47.2 million, or 29.1%, compared to Q2 2020 of $162.3 million ▪ Q2 2021 GAAP revenue reported sequential growth of $28.3 million, or 15.6%, compared to Q1 2021 of $181.2 million ▪ Six Months 2021 reported GAAP Revenue of $ 390.8 million reported period on period growth of $ 43.9 million, or 12.7%, compared to Q2 2020 of $346.9 million Net Revenue (1) ▪ Q2 2021 Net revenue of $181.8 million reported quarter on quarter growth of $51.5 million, or 39.5%, compared to Q2 2020 of $130.4 million ▪ Q2 2021 Net revenue reported sequential growth of $23.8 million, or 15.0%, compared to Q1 2021 of $158.1 million ▪ Six Months 2021 reported Net Revenue of $ 339.9 million reported period on period growth of $ 58.7 million, or 20.9%, compared to Q2 2020 of $281.2 million Adjusted EBITDA (2) ▪ Q2 2021 Adjusted EBITDA of $38.7 million reported quarter on quarter growth of $18.5 million, or 91.5%, compared to Q2 2020 of $20.2 million ▪ Q2 2021 Adjusted EBITDA reported sequential growth of $14.9 million, or 62.4%, compared to Q1 2021 of $23.8 million ▪ Six Months 2021 reported Adjusted EBITDA of $ 62.6 million reported period on period growth of $ 20.7 million, or 49.5%, compared to Q2 2020 of $41.8 million Note: See appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Net Revenue on slide 21 (2) – Refer to non - GAAP reconciliation of Adjusted EBITDA on slide 19, 21 and 21

SECOND QUARTER 2021 REVENUE HIGHLIGHTS 6 Components of GAAP Revenue Q2 2021 GAAP revenue growth was $47.2 million, or 29.1%, and consisted of the following: ▪ Organic revenue growth of $38.7 million, or 23.8% ▪ Inorganic revenue contributed $ 7.5 million ▪ Foreign exchange effects on revenue was $1.0 million Components of Net Revenue (1) Q2 2021 Net revenue growth was $51.5 million, or 39.5%, and consisted of the following: ▪ Organic net revenue growth of $43.0 million, or 33.0% ▪ Inorganic net revenue contributed $7.5 million ▪ Foreign exchange effects on net revenue was $1.0 million Note : See appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Net Revenue on slide 21

SIX MONTHS 2021 REVENUE HIGHLIGHTS 7 Components of GAAP Revenue Six Months 2021 GAAP revenue growth was $43.9 million, or 12.7%, and consisted of the following: ▪ Organic revenue growth of $25.9 million, or 7.5% ▪ Inorganic revenue contributed $1 7.1 million ▪ Foreign exchange effects on revenue was $0.9 million Components of Net Revenue (1) Six Months 2021 Net revenue growth was $58.7 million, or 20.9%, and consisted of the following : ▪ Organic net revenue growth of $40.8 million, or 14.5% ▪ Inorganic net revenue contributed $17.1 million ▪ Foreign exchange effects on net revenue was $0.9 million Note : See appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Net Revenue on slide 18

SUMMARY OF OPERATING PERFORMANCE
COMPARATIVE: 2021-Q2 VS 2020-Q2
& SIX MONTHS 2021 VS SIX MONTHS 2020

	Three Months Ended June 30,			Six Months Ended June 30,		
(in thousands)	2021	2020	% Change	2021	2020	% Change
Net Revenue	$ 181,845	$ 130,356	39.5%	$ 339,918	$ 281,192	20.9%
Third-party direct costs	27,715	31,974	-13.3%	50,884	65,681	-22.5%
Revenue	$ 209,560	$ 162,330	29.1%	$ 390,802	$ 346,873	12.7%
Operating expenses:						
Cost of services sold	122,074	103,296	18.2%	234,073	224,054	4.5%
Office and general expenses	52,674	41,243	27.7%	104,952	84,515	24.2%
Depreciation and amortization	10,381	10,108	2.7%	21,331	19,864	7.4%
Total operating expenses	185,129	154,647	19.7%	360,356	328,433	9.7%
Operating income	24,431	7,683	218.0%	30,446	18,440	65.1%
Other expenses, net:						
Interest expense, net	(1,935)	(1,976)		(3,286)	(2,887)	
Other expense, net	(486)	(691)		122	2,336	
Income before taxes and equity in earnings (losses) of unconsolidated affiliates	22,010	5,016		27,282	17,889	
Provision for income taxes	(3,348)	(134)		(4,021)	(593)	
Income before equity in earnings (losses) of unconsolidated affiliates	18,662	4,882		23,261	17,296	
Equity in earnings (losses) of unconsolidated affiliates	(3)	(37)		1	42	
Net income	18,659	4,845		23,262	17,338	
Less: Net income attributable to noncontrolling interests	1,470	1,671		2,623	2,809	
Less: Net (loss) income attributable to redeemable noncontrolling interests	(156)	(1,097)		(1,071)	(1,789)	
Net income attributable to Member	$ 17,345	$ 4,271		$ 21,710	$ 16,318	

Note: See appendix – "DEFINITION OF NON-GAAP FINANCIAL MEASURES"

(1) – Refer to non-GAAP reconciliation of Net Revenue on slide 21

8

GAAP REVENUE & NET REVENUE SUMMARY 9 PRIVILEGED & CONFIDENTIAL | DRAFT (in thousands) Quarter on Quarter Change (2 nd Quarter) GAAP REVENUE Revenue % Change JUNE 30, 2020 162,330 Organic Revenue 38,712 23.8% Inorganic Revenue (1) 7,477 4.6% Foreign exchange effects 1,041 0.6% Total Change 47,228 29.1% JUNE 30, 2021 209,560 Quarter on Quarter Change (2 nd Quarter) NET REVENUE (1) Revenue % Change JUNE 30, 2020 130,356 Organic Revenue 43,010 33.0% Inorganic Revenue (1) 7,437 5.7% Foreign exchange effects 1,041 0.8% Total Change 51,488 39.5% JUNE 30, 2021 181,845 Six Months Change Revenue % Change 346,873 25,899 7.5% 17,136 4.9% 894 0.3% 43,929 12.7% 390,802 Six Months Change Revenue % Change 281,192 40,771 14.5% 17,061 6.1% 894 0.3% 58,726 20.9% 339,918 Note: S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Inorganic Revenue and Net Revenue on slide 28

GAAP REVENUE & NET REVENUE ADJUSTED BASIS 10 PRIVILEGED & CONFIDENTIAL | DRAFT Note: S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Adjusted Results on slide 23 and 24 (in thousands) Quarter on Quarter Change Year to Date (2 nd Quarter) (2 nd Quarter) GAAP REVENUE Revenue % Change Revenue % Change June 30, 2020 $ 148,959 $ 321,325 Organic Revenue 65,454 43.9% 76,994 24.0% Inorganic Revenue (1) 7,477 5.0% 17,136 5.3% Foreign exchange effects 1,041 0.7% 894 0.3% Total Change 73,971 49.7% 95,024 29.6% June 30, 2021 $ 222,931 $ 416,350 Quarter on Quarter Change Year to Date (2 nd Quarter) (2 nd Quarter) NET REVENUE (1) Revenue % Change Revenue % Change June 30, 2020 $ 125,511 $ 266,799 Organic Revenue 52,701 42.0% 69,558 26.1% Inorganic Revenue (1) 7,437 5.9% 17,061 6.4% Foreign exchange effects 1,041 0.8% 894 0.3% Total Change 61,179 48.7% 87,513 32.8% June 30, 2021 $ 186,690 $ 354,311 REVENUE ADJUSTED FOR POLITICAL SEASONALITY

GAAP REVENUE QUARTERLY 11 PRIVILEGED & CONFIDENTIAL | DRAFT 2020 2021 % Change Q221 vs Q220 YTD June (in thousands, except percentages) Q2 Q3 Q4 Q1 Q2 2020 2021 % change GAAP Revenue: Digital - Marketing $ 50,998 $ 54,227 $ 61,318 $ 66,631 $ 76,324 49.7% $101,546 $142,955 40.8% Digital - Content 23,651 28,895 31,905 28,015 33,278 40.7% 64,352 61,293 - 4.8% Research - Technology 11,907 13,311 13,959 15,339 21,933 84.2% 28,217 37,272 32.1% Research - Corporate 12,847 11,553 17,348 16,575 17,770 38.3% 25,161 34,345 36.5% Communications, Public Affairs and Advocacy 52,423 107,465 173,192 43,300 48,580 - 7.3% 104,662 91,880 - 12.2% All Other 10,504 12,646 15,341 11,382 11,676 11.2% 22,934 23,058 0.5% Total $ 162,331 $ 228,097 $ 313,062 $ 181,242 $ 209,560 29.1% $346,872 $390,803 12.7%

ADJUSTED EBITDA QUARTERLY 12 PRIVILEGED & CONFIDENTIAL | DRAFT Note: S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Net Revenue on slide 21 (2) – Refer to non - GAAP reconciliation of Adjusted EBITDA on slide 18, 19 and 20 (in thousands, except percentages) 2020 2021 % Change Q221 vs. Q220 Q2 Q3 Q4 Q1 Q2 Digital - Marketing $ 8,540 $ 14,596 $ 15,759 $ 11,384 $ 16,663 95.1% Digital - Content (2,237) (792) 1,995 (1,797) 1,337 n/a Research – Technology 2,342 2,681 2,985 3,673 6,010 156.6% Research - Corporate 1,883 849 2,741 2,589 3,372 79.1% Communications, Public Affairs and Advocacy 9,023 20,256 39,539 8,009 10,047 11.3% All Other 1,420 1,848 1,482 576 1,668 17.5% Corporate (753) (2,316) (304) (592) (379) n/a Total $ 20,218 $ 37,122 $ 64,197 $ 23,842 $ 38,718 91.5% GAAP Revenue $ 162,331 $ 228,097 $ 313,062 $ 181,242 $ 209,560 Adjusted EBITDA margin (GAAP Revenue) 12.5% 16.3% 20.5% 13.2% 18.5% Net Revenue $ 130,359 $ 152,859 $ 199,179 $ 158,075 $ 181,844 Adjusted EBITDA margin (Net Revenue) 15.5% 24.3% 32.2% 15.1% 21.3%

ADJUSTED EBITDA SIX MONTHS ENDED 13 Note: S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) – Refer to non - GAAP reconciliation of Net Revenue on slide 21 (2) – Refer to non - GAAP reconciliation of Adjusted EBITDA on slide 18, 19 and 20 (in thousands, except percentages) Six Months Ended June 30 % Change Q221 vs. Q220 2020 2021 Digital - Marketing $ 14,511 $ 28,047 93.3% Digital - Content (1,249) (460) - 63.2% Research - Technology 6,130 9,683 58.0% Research - Corporate 3,063 5,961 94.6% Communications, Public Affairs and Advocacy 19,118 18,056 - 5.6% All Other 1,236 2,244 81.6% Corporate (960) (971) 1.1% Total $ 41,849 $ 62,560 49.5% GAAP Revenue $ 346,873 $390,802 Adjusted EBITDA margin (GAAP Revenue) 12.1% 16.0% Net Revenue $ 281,192 $339,918 Adjusted EBITDA margin (Net Revenue) 14.9% 18.4%

SUMMARY OF CASH FLOW COMPARATIVE: SIX MONTHS 2021 vs SIX MONTHS 2020 Operating Cash as a % of Adjusted EBITDA: Six Months 2021: 62.7% Six Months 2020: 111.7% Net cash used in investing activities included capital expenditures: Six Months 2021: $7,288 Six Months 2020: $5,317 14 Six Months Ended June 30 (in thousands, except percentages) 2021 – Q2 2020 – Q2 Net cash provided by operating activities $39,218 $ 46,813 Net cash used in investing activities (7,288) (7,908) Net cash (used in) provided by financing activities (52,710) (23,653) Effect of exchange rate changes on cash, cash equivalents and restricted cash 1,773 380 Net (decrease) increase in cash, cash equivalents and restricted cash (19,007) 15,632 Cash , cash equivalents and restricted cash at the beginning of the period 92,457 63,860 Cash , cash equivalents and restricted cash at the end of the period $73,450 79,492 Supplemental cash flow information: Cash interest paid (4,649) (4,490) Income taxes paid (3,047) (1,310) Non - cash investing and financing activities: Acquisitions of business - (23,720) Unrealized loss on investments - (4,999) Contributions by Stagwell Media LP 12,122 83,242 Distributions to Stagwell Media LP (13,000) - Payment of deferred acquisition consideration (7,080) (64,322)

AVAILABLE LIQUIDITY (1) 15 PRIVILEGED & CONFIDENTIAL | DRAFT June 30, December 31, (in thousands) 2021 2020 Commitment Under JPM Credit Facility $ 325,000 $ 325,000 Drawn 187,698 201,636 Undrawn Letters of Credit 7,111 5,482 Undrawn Commitments Under JPM Credit Facility (1) 130,192 117,882 Total Cash, Cash Equivalents and Restricted Cash 73,450 92,457 Liquidity $ 203,642 $ 210,339 Note : S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) Subject to available borrowings under the JPM Credit Facility.

DEBT PROFILE AS OF JUNE 30, 2021

BORROWING MATURITY SCHEDULE, COVENANT AND RATIOS

Covenant	June 30, 2021
Total Leverage Ratio [1]	1.09
Maximum per covenant	4.25
Minimum per covenant	1.00

Adjusted EBITDA Ratios	LTM June 30,	
(in thousands, except ratios)	2021	2020
Adjusted EBITDA	$ 163,879	$ 99,071
Total Debt / Adjusted EBITDA	1.2	2.30
Net Debt / Adjusted EBITDA	0.7	1.50
Debt		
Term debt	$ 497	$ 1,491
Borrowings under Revolver	187,698	229,266
Total Debt	**188,195**	**230,757**
Cash, cash equivalents and restricted cash	73,450	79,492
Net Indebtedness	**$ 114,745**	**$ 151,265**


Borrowing Structure as of June 30, 2021
$325M
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
130,192
187,698
2021
2022
2023
2024
Standby Letters of Credit
Maturity date of Revolver draws
Available facility on Revolver

Note: See appendix – "DEFINITION OF NON-GAAP FINANCIAL MEASURES"

[1] The leverage ratio is not based on generally accepted accounting principles and are not presented as alternatives measures of operating performance or liquidity. The ratio includes, among other things, pro forma adjustments for acquisitions, one-time charges, and other items, as defined in the JPM Credit Facility Agreement. They are presented here to demonstrate compliance with the covenants in the JPM Credit Facility Agreement, as non-compliance with such covenants could have a material adverse effect on the Company.

[2] Based on borrowings excludes Deferred Acquisition Consideration, which totaled $0.0 as of June 30, 2021.

[3] On November 13, 2020, the Company entered into a term loan agreement that provided the Company with a Delayed Draw Term Loan A in an aggregate principal amount of $90.0 million ("DD Term Loan A"). The DD Term Loan A will mature on November 13, 2023, provided that if the MDC Proposed Transaction is not consummated within thirty days of the draw of the DD Term Loan A, the maturity date will be thirty-one days after the draw. Proceeds of the borrowing under the DD Term Loan A will be used to partially fund a distribution by the Company prior to the closing of the Proposed MDC Transaction. Borrowing reported on the maturity schedule do not include the unfunded DD Term Loan A.

16

PRIVILEGED & CONFIDENTIAL | DRAFT (in thousands) June 30, 2021 Net Indebtedness (1) 114,745 Deferred Acquisition Consideration 16,283 Redeemable Non - Controlling Interest 2,626 Non - Redeemable Non - Controlling Interest 30,947 Investments (1,865) Total Other Obligations 47,991 Total Net Obligations 162,736 TOTAL NET OBLIGATIONS 17 Note : See appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” (1) Refer to non - GAAP reconciliation of Net Indebtedness on slide 12

APPENDIX 18

ADJUSTED EBITDA QUARTERLY RECONCILIATION BY SEGMENT

(in thousands)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Full Year	2021 Q1	2021 Q2	For the six months ending June 30, 2020	For the six months ending June 30, 2021
Digital – Marketing									
Operating income	2,413	5,027	10,429	9,939	**27,810**	3,740	10,715	7,440	14,455
Depreciation and amortization	3,228	3,283	3,096	3,815	**13,422**	3,728	3,710	6,511	7,438
Deferred acquisition consideration adjustments	-	-	761	1,239	**2,000**	3,650	1,956	-	5,606
Other items, net	330	230	308	767	**1,634**	266	283	560	549
Adjusted EBITDA	**5,971**	**8,540**	**14,594**	**15,760**	**44,866**	**11,384**	**16,663**	**14,511**	**28,047**
Digital - Content									
Operating income	(2,852)	(5,738)	(4,093)	(1,307)	**(13,990)**	(5,181)	(2,082)	(8,590)	(7,263)
Depreciation and amortization	3,053	2,953	3,030	3,050	**12,086**	3,148	3,190	6,006	6,338
Deferred acquisition consideration adjustments	-	-	-	-	**-**	-	-	-	-
Other items, net	787	548	271	252	**1,858**	236	230	1,335	466
Adjusted EBITDA	**988**	**(2,237)**	**(792)**	**1,995**	**(46)**	**(1,797)**	**1,337**	**(1,249)**	**(460)**
Research - Technology									
Operating income	3,301	1,840	2,113	2,113	**9,367**	3,041	5,380	5,141	8,421
Depreciation and amortization	487	502	568	872	**2,429**	632	640	989	1,272
Deferred acquisition consideration adjustments	-	-	-	-	**-**	-	-	-	-
Other items, net	-	-	-	-	**-**	-	(10)	-	-
Adjusted EBITDA	**3,788**	**2,342**	**2,681**	**2,985**	**11,796**	**3,673**	**6,010**	**6,130**	**9,693**
Research – Corporate									
Operating income	609	774	286	2,157	**3,827**	2,048	2,721	1,383	4,769
Depreciation and amortization	571	559	562	582	**2,274**	541	651	1,130	1,192
Deferred acquisition consideration adjustments	-	-	-	-	**-**	-	-	-	-
Other items, net	-	550	-	2	**552**	-	0	550	-
Adjusted EBITDA	**1,180**	**1,883**	**848**	**2,741**	**6,653**	**2,589**	**3,372**	**3,063**	**5,961**

Note: See appendix – "DEFINITION OF NON-GAAP FINANCIAL MEASURES"

19

ADJUSTED EBITDA QUARTERLY RECONCILIATION BY SEGMENT

(in thousands)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Full Year	2021 Q1	2021 Q2	For the six months ending June 30, 2020	For the six months ending June 30, 2021
Communications, Public Affairs and Advocacy									
Operating income	8,911	6,314	19,437	35,742	**70,404**	6,426	8,450	15,225	14,876
Depreciation and amortization	1,183	1,573	1,455	1,696	**5,907**	1,583	1,395	2,756	2,978
Deferred acquisition consideration adjustments	-	1,121	(638)	1,774	**2,257**	-	-	1,121	-
Other items, net	1	15	2	327	**345**	-	202	16	202
Adjusted EBITDA	**10,095**	**9,023**	**20,256**	**39,539**	**78,913**	**8,009**	**10,047**	**19,118**	**18,056**
All Other									
Operating income	(941)	660	1,094	568	**1,381**	(545)	1,216	(281)	671
Depreciation and amortization	756	760	754	672	**2,942**	833	310	1,516	1,143
Deferred acquisition consideration adjustments	-	-	-	242	**242**	288	142	-	430
Other items, net	1	-	-	-	**1**	-	0	1	-
Adjusted EBITDA	**(184)**	**1,420**	**1,848**	**1,482**	**4,566**	**576**	**1,668**	**1,236**	**2,244**
Corporate									
Operating income	(685)	(1,231)	(2,825)	(10,320)	**(15,061)**	(3,516)	(1,968)	(1,916)	(5,484)
Depreciation and amortization	478	478	509	500	**1,965**	485	485	956	970
Deferred acquisition consideration adjustments	-	-	-	-	**-**	-	-	-	-
Other items, net	-	-	-	9,516	**9,516**	2,439	1,103	-	3,542
Adjusted EBITDA	**(207)**	**(753)**	**(2,316)**	**(304)**	**(3,580)**	**(592)**	**(379)**	**(960)**	**(971)**

Note: See appendix – "DEFINITION OF NON-GAAP FINANCIAL MEASURES"

20

ADJUSTED EBITDA CONSOLIDATED RECONCILIATION 21 Note : S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES” For the six months ending June 30, 2020 2021 (in thousands, except percentages) Q1 Q2 Q3 Q4 Full Year Q1 Q2 2020 2021 Net income 12,493 4,845 21,422 32,701 71,461 4,603 18,659 17,338 23,262 Equity in (losses) earnings of unconsolidated affiliates (79) 37 35 (51) (58) (4) 3 (42) (1) Provision for income taxes 459 134 2,618 2,726 5,937 673 3,348 593 4,021 Other (income) expense, net (3,027) 691 594 1,919 177 (608) 486 (2,336) (122) Interest expense, net 911 1,976 1,778 1,558 6,223 1,351 1,935 2,887 3,286 Depreciation and amortization 9,756 10,108 9,974 11,187 41,025 10,950 10,381 19,864 21,331 Deferred acquisition consideration adjustments - 1,121 149 3,227 4,497 3,936 2,098 1,121 6,034 Other items, net 1,118 1,306 552 10,931 13,906 2,941 1,808 2,424 4,749 Adjusted EBITDA 21,631 20,218 37,122 64,198 143,168 23,842 38,718 41,849 62,560

RECONCILIATIONS INORGANIC GAAP REVENUE AND INORGANIC NET REVENUE 2020 2021 (in thousands) Q1 Q2 Q3 Q4 FY Q1 Q2 YTD INORGANIC GAAP REVENUE GAAP revenue $ 184,543 $ 162,330 $ 228,097 $ 313,062 $ 888,032 $ 181,242 $ 209,560 $ 390,802 Organic revenue for the period (154,822) (140,923) (216,959) (299,785) (812,488) (171,435) (203,124) (374,559) Foreign exchange effects (847) 188 760 478 579 (147) 1,041 894 Inorganic GAAP Revenue $ 28,874 $ 21,595 $ 11,898 $ 13,755 $ 76,123 $ 9,660 $ 7,477 $ 17,137 INORGANIC NET REVENUE GAAP revenue $ 184,543 $ 162,330 $ 228,097 $ 313,062 $ 888,032 $ 181,242 $ 209,560 390,802 Third party direct costs (33,710) (31,971) (75,238) (113,882) (254,801) (23,168) (27,715) (50,884) Net revenue 150,833 130,359 152,859 199,180 633,231 158,074 181,845 339,918 Organic revenue for the period (125,733) (112,795) (142,291) (186,473) (567,292) (148,588) (175,409) (321,963) Foreign exchange effects (847) 188 760 478 579 (147) 1,041 894 Inorganic Net Revenue $ 24,253 $ 17,752 $ 11,328 $ 13,185 $ 66,518 $ 9,338 $ 7,477 $ 17,061 22 Note : S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES”

RECONCILIATIONS

SECOND QUARTER - ADJUSTED GAAP REVENUE AND ADJUSTED NET REVENUE

	GAAP REVENUE As Reported	Communications, Public Affairs and Advocacy ("CPAA") Normalization Adjustment — As Reported — For the three months ending June 30, 2019	2020	Reporting Periods Calculations — Average of CPAA Periods Reported	Difference between current period reported and Average	GAAP Revenue As Reported plus the difference between current period reported and Average of CPAA Periods Reported	% Change
	i	ii	iii	iv = (ii + iii) / 2	v = ii - iv	vi = v + i	
June 30, 2020	**$ 162,330**	**$ 25,681**	**$ 52,423**	**$ 39,052**	**$ (13,371)**	**$ 148,959**	
Organic Revenue	38,712	26,742	(3,843)			65,453	43.9%
Inorganic Revenue(1)	7,477	-	-			7,477	5.0%
Foreign exchange effects	1,041	-	-			1,041	0.7%
Total Change	**47,230**	**26,742**	**(3,843)**			**73,971**	**49.7%**
June 30, 2021	**$ 209,560**	**$ 52,423**	**$ 48,580**	**$ 50,501**	**$ 13,371**	**$ 222,930**	

	Net Revenue As Reported	As Reported — For the three months ending June 30, 2019	2020	Reporting Periods Calculations — Average of CPAA Periods Reported	Difference between current period reported and Average	Net Revenue As Reported plus the difference between current period reported and Average of CPAA Periods Reported	% Change
	i	ii	iii	iv = (ii + iii) / 2	v = ii - iv	vi = v + i	
June 30, 2020	**$ 130,356**	**$ 16,354**	**$ 26,045**	**$ 21,200**	**$ (4,845)**	**$ 125,511**	
Organic Revenue	43,011	9,691	4,964			52,701	42.0%
Inorganic Revenue(1)	7,437	-	-			7,437	5.9%
Foreign exchange effects	1,041	-	-			1,041	0.8%
Total Change	**51,489**	**9,691**	**4,964**			**61,179**	**48.7%**
June 30, 2021	**$ 181,845**	**$ 26,045**	**$ 31,009**	**$ 28,527**	**$ 4,845**	**$ 186,690**	

Note: See appendix – "DEFINITION OF NON-GAAP FINANCIAL MEASURES"

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RECONCILIATIONS

SIX MONTHS ENDED - ADJUSTED GAAP REVENUE AND ADJUSTED NET REVENUE

	GAAP REVENUE As Reported	Communications, Public Affairs and Advocacy ("CPAA") Normalization Adjustment				GAAP Revenue As Reported plus the difference between current period reported and Average of CPAA Periods Reported	% Change
		As Reported		Reporting Periods Calculations			
		For the six months ending June 30, 2019	2020	Average of CPAA Periods Reported	Difference between current period reported and Average		
	i	ii	iii	iv = (ii + iii) / 2	v = ii - iv	vi = v + i	
June 30, 2020	$ 346,873	$ 53,567	$ 104,662	$ 79,115	$ (25,548)	$ 321,325	
Organic Revenue	25,899	51,095	(14,966)			76,994	24.0%
Inorganic Revenue(1)	17,136	-	2,183			17,136	5.3%
Foreign exchange effects	894	-	-			894	0.3%
Total Change	43,929	51,095	(12,783)			95,024	29.6%
June 30, 2021	$ 390,802	$ 104,662	$ 91,879	$ 98,270	$ 25,548	$ 416,349	

	Net Revenue As Reported	As Reported		Reporting Periods Calculations		Net Revenue As Reported plus the difference between current period reported and Average of CPAA Periods Reported	% Change
		For the six months ending June 30, 2019	2020	Average of CPAA Periods Reported	Difference between current period reported and Average		
	i	ii	iii	iv = (ii + iii) / 2	v = ii - iv	vi = v + i	
June 30, 2020	$ 281,192	$ 31,302	$ 60,088	$ 45,695	$ (14,393)	$ 266,799	
Organic Revenue	40,771	28,786	(9,463)			69,558	26.1%
Inorganic Revenue(1)	17,061	-	2,127			17,061	6.4%
Foreign exchange effects	894	-	-			894	0.3%
Total Change	58,726	28,786	(7,337)			87,513	32.8%
June 30, 2021	$ 339,918	$ 60,088	$ 52,751	$ 56,420	$ 14,393	$ 354,312	

Note: See appendix – "DEFINITION OF NON-GAAP FINANCIAL MEASURES"

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OTHER MISCELLANEOUS INFORMATION 2020 2021 (in thousands) Q1 Q2 Q3 Q4 FY Q1 Q2 YTD OTHER ITEMS, NET Acquisition - related expenses $ 657 $ 478 $ 461 $ 9,392 $ 10,988 $ 2,646 $ 1,297 $ 3,943 Other non - recurring items - - - - - 295 511 806 Other restructuring costs 470 865 94 1,490 2,919 - - - Total other items, net $ 1,127 $ 1,343 $ 555 $ 10,882 $ 13,907 $ 2,941 $ 1,808 $ 4,749 CASH INTEREST, NET & OTHER Cash interest paid $ 1,871 $ 2,619 $ 2,798 $ 1,999 $ 9,287 $ 2,361 $ 2,288 $ 4,649 Interest income 317 225 232 234 1,008 200 75 275 Total cash interest, net & other $ 2,188 $ 2,844 $ 3,030 $ 2,233 $ 10,295 $ 2,561 $ 2,363 $ 4,924 CAPITAL EXPENDITURES, NET Capital expenditures $ 2,663 $ 2,654 $ 3,660 $ 3,122 $ 12,099 $ 3,311 $ 3,977 $ 7,288 MISCELLANEOUS DISCLOSURES Net income attributable to noncontrolling interest $ 1,138 $ 1,671 $ 4,522 $ 10,900 $ 18,231 $ 1,153 $ 1,470 $ 2,623 Net loss attributable to redeemable noncontrolling interest (692) (1,097) (908) (429) (3,126) (915) (156) (1,071) Cash taxes 2,105 (795) 2,308 7,096 10,714 928 2,119 3,047 25 Note : S ee appendix – “DEFINITION OF NON - GAAP FINANCIAL MEASURES”

DEFINITION OF NON-GAAP FINANCIAL MEASURES

In addition to its reported results, Stagwell Marketing Group has included in this supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:

Net Revenue

GAAP Revenue adjusted to exclude certain third-party direct costs when the Company acts as principal for the services rendered in the client arrangement.

Inorganic Revenue

"Inorganic Revenue" consists of (i) for acquisitions during the current year, the revenue effect from such acquisitions as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods.

Organic Revenue

Organic revenue is calculated by subtracting both the foreign exchange and acquisition (disposition) components from total revenue. "Organic revenue growth" and "organic revenue decline" refers to the positive or negative changes in revenue that were not attributable to the effects of foreign exchange or acquired run rate revenue from acquisitions. The organic revenue growth (decline) component reflects the constant currency effects of (a) the change in revenue of the Company's Brands that have been held throughout each of the comparable periods presented, and (b) inorganic revenue.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that represents Net income adjusted for (a) interest expense, (b) provision for income taxes, (c) depreciation and amortization expense, (d) other income (expenses), (e) equity in earnings (losses) of unconsolidated affiliates, (f) deferred acquisition consideration adjustments, and (g) other items, net. Other items, net includes items such as acquisition-related expenses, other non-recurring items and other restructuring costs.

Net Indebtedness

Net Indebtedness is a non-GAAP financial measure that is defined as total debt less cash, cash equivalents and restricted cash.

Included in the Company's earnings release and supplemental management presentation are tables reconciling The Company's reported results to arrive at certain of these non-GAAP financial measures.

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